Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Financial Information:
         Statement of Assets and Liabilities                            8
         Portfolio of Investments in Securities                         9
         Notes to Portfolio of Investments in Securities               12
         Statement of Operations                                       13
         Statements of Changes in Net Assets                           14
         Notes to Financial Statements                                 15



Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Income Stock Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.



                      USAA Family of Funds Summary

       Fund                                             Minimum
     Type/Name                    Volatility           Investment*
     ---------                    ----------           ----------

CAPITAL APPRECIATION
=============================================================================
 Aggressive Growth                Very high              $3,000
 Emerging Markets(1)              Very high              $3,000
 First Start Growth               Moderate to high       $3,000
 Gold(1)                          Very high              $3,000
 Growth                           Moderate to high       $3,000
 Growth & Income                  Moderate               $3,000
 International(1)                 Moderate to high       $3,000
 S&P 500 Index(2)                 Moderate               $3,000
 Science
  & Technology(5)                 Very high              $3,000
 World Growth(1)                  Moderate to high       $3,000

ASSET ALLOCATION
=============================================================================
 Balanced Strategy(1)             Moderate               $3,000
 Cornerstone Strategy(1)          Moderate               $3,000
 Growth and Tax
  Strategy(3)                     Moderate               $3,000
 Growth Strategy(1)               Moderate to high       $3,000
 Income Strategy                  Low to moderate        $3,000

INCOME - TAXABLE
============================================================================
 GNMA                             Low to moderate        $3,000
 Income                           Moderate               $3,000
 Income Stock                     Moderate               $3,000
 Short-Term Bond                  Low                    $3,000

INCOME - TAX EXEMPT
============================================================================
 Long-Term(3)                     Moderate               $3,000
 Intermediate-Term(3)             Low to moderate        $3,000
 Short-Term(3)                    Low                    $3,000
 State Bond Income(3)**           Moderate               $3,000

MONEY MARKET
==========================================================================
 Money Market(4)                  Very low               $3,000
 Tax Exempt
  Money Market(3),(4)             Very low               $3,000
 Treasury Money
  Market Trust(4)                 Very low               $3,000
 State Money Market(3),(4)**      Very low               $3,000


(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(2) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.
(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
(5) This Fund may be more volatile than a fund that diversifies across many industries.

* The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.
** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.




Message from the President


"We are now ready to move to another  plateau."

Back in 1980 we began to craft a family of mutual funds that would allow an investor to create a diversified portfolio suited to an individual's appetite for risk. In 1984 we started a brokerage service because we thought some members might want that. The two have grown beyond our dreams. Our fund family now offers 35 investment choices and our Brokerage Service has become a very significant presence in its industry. We are now ready to move to another plateau.

As I write this message, the USAA Investment Management Company is in the process of ending our long and mutually rewarding relationship with BHC Securities, and taking on all of the responsibilities of running our Brokerage Service. The term for this is "self-clearing." It includes our own seat on the Chicago Stock Exchange. Shortly after we achieve self-clearing, we shall also move our mutual fund accounts off of an internal system and onto the facilities of DST Systems, a Kansas City company that processes very much of the mutual fund industry's transactions. These two moves will greatly improve our ability to offer you better service.

Our goal is to give you a single investment account which can hold, track and report to you on almost any type of investment you wish to make. It will offer features such as low-cost loans based upon your investments,(1) easy movement of funds,(2) and a single statement. It will also be tied to other USAA services such as banking, fixed and variable annuities and property and casualty and life insurance. We will make this the only investment account you will need. You'll be hearing more on this in coming months.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


[Photograph of the President and Vice Chairman of the Board, Michael J. C. Roth, appears here.]


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (IMCO), including charges and expenses, please call for a prospectus. Read it carefully before you invest.

USAA Brokerage Services is a discount brokerage service of USAA IMCO, a member of the NASD.

(1) Margin borrowing allows you to buy securities using funds that we will loan you for payment. It can serve as a low-interest loan which can be used for any purpose. Not all securities can be margined, however. Margin borrowing involves additional risks.

(2) An investor should consider the fluctuating values of securities.




Investment Review

INCOME STOCK FUND

OBJECTIVE: Current income with the prospect of increasing dividend income and the potential for capital appreciation.

TYPES OF INVESTMENTS: Common stocks of well-established, large companies with above-average dividend yields.

================================================================================
                                             7/31/97                 1/31/98
  Net Assets                            $2,186.3 Million        $2,373.7 Million
  Net Asset Value Per Share                  $19.01                  $19.23
================================================================================
Average Annual Total Returns As Of 1/31/98
     7/31/97 to 1/31/98          1 Year           5 Years          10 Years
           8.88%+                21.61%           15.89%            14.83%
================================================================================

+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



----------------------------------
CUMULATIVE PERFORMANCE COMPARISON
----------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund to the S&P 500 Index and the Lipper Mixed Equity - Income Funds Average from 01/31/88 to 01/31/98. The data points from the graph are as follows:

                                                       LIPPER MIXED
          USAA INCOME            S&P 500              EQUITY - INCOME
           STOCK FUND             INDEX                FUNDS AVERAGE
          ----------             --------              -------------

01/31/88    10,000                10,000                 10,000
06/88       10,509                10,815                 10,814
12/88       10,971                11,186                 11,253
06/89       12,528                13,034                 12,791
12/89       13,948                14,724                 13,650
06/90       13,552                15,178                 13,522
12/90       13,750                14,267                 12,519
06/91       15,111                16,297                 14,132
12/91       17,507                18,604                 15,841
06/92       17,898                18,479                 16,206
12/92       18,872                20,019                 17,368
06/93       20,485                20,993                 18,785
12/93       21,052                22,032                 19,914
06/94       20,214                21,287                 19,273
12/94       20,904                22,322                 19,528
06/95       24,158                26,828                 22,570
12/95       26,887                30,700                 25,353
06/96       28,802                33,797                 27,227
12/96       31,916                37,744                 30,035
06/97       34,785                45,518                 34,380
12/97       40,530                50,332                 37,860
01/31/98    39,866                50,888                 37,867



The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund to the S&P 500 Index and the Lipper Mixed Equity - Income Funds Average, an average performance level of all mixed equity and income funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.



                   Message from the Manager


[Photograph of the Portfolio Manager, Harry W. Miller, CFA, appears here.]


PERFORMANCE

Your Fund's total return was 8.88% for the six months ended January 31, 1998. This compares to the 3.56% total return for the S&P 500 Index(1) during the same period. Net assets were $2.37 billion, up from $2.18 billion on July 31, 1997.

Since our last report of July 31, 1997, the stock market has had a correction but has come back and is selling at a higher level than six months ago. International markets, particularly Asia, took a much harder drop. The portfolio had no foreign holdings but held some multi-national securities during that period.


New names:
Bell Atlantic (telephone) merged with NYNEX
Boston Properties (REIT)
Equity Office Properties (REIT) merged with Beacon Properties
Fleet Financial Group (banks)
Lyondell Petrochemical (chemicals) from conversion of Atlantic Richfield exchangeable notes
Med Partners, convertible (healthcare)
New Centuries Energy (electric power) merged with Public Service Co. of Colorado and Southwestern Public Service and renamed the company
Quantum, convertible (computers-peripherals)


Deleted names:
Chateau Communities and Glimcher Realty (both REITs)
Deluxe Corp. (specialty printing)
James River, convertible (paper & forest products)
MascoTech (auto parts)
NYNEX (telephone) merged into Bell Atlantic
Public Service Co. of Colorado and Southwestern Public Service (both electrical power)


(1) The S&P 500 Index is an unmanaged index representing the performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.


Best Performers:
Ford Motor (autos)
PNC Bank (banking)
Mack California Realty and First Industrial Realty (REIT)
American Home Products and Bristol-Myers Squibb (healthcare - diversified) Unisys, convertible (computer systems)
Continental Airlines, convertible (airlines)
Airtouch Communications, convertible, Bell Atlantic, GTE, Sprint, and US West
   Communications (telephones)
Central Hudson Gas & Electric, Houston Industries, IES Industries, and Texas
   Utilities (electric power)


Worst Performers:
Aetna, convertible (insurance)
Chrysler (autos)
Deere (machinery-diversified)
Philip Morris (tobacco)
Storage USA (REIT)
Texaco (oil)


OUTLOOK AND PERSPECTIVE

The Fund's dividend for 1997 equalled that of 1996 at $.78 per share. Our ability to maintain, much less increase, the Fund's dividend is being affected by lower interest rates and yields as well as a trend of companies' reluctance to raise their common stock dividends.

The character of the Fund has been maintained with a total return of 27% and a dividend yield of 4% for calendar 1997.(2)

The economy remains strong with low interest rates, low inflation, and good earnings reports. Even though the Asian situation casts a shadow over the U.S. stock market, we remain optimistic but do not expect the same return in 1998 as in 1997.

We remain overweighted in automobiles, banks, REITs, healthcare, and telephones.


(2) Past performance is not a guarantee of future results. Yields and returns will fluctuate.
The Fund's total returns for the 1-, 5- and 10-year periods ended December 31, 1997, were 26.99%, 16.52% and 16.00%, respectively.



============================================
        TOP 10 EQUITY HOLDINGS
          (% OF NET ASSETS)

  Ford Motor                       5.2
  Bristol-Myers Squibb             4.4
  GTE                              4.1
  Bankers Trust New York           3.8
  Bell Atlantic                    3.7
  American Home Products           3.6
  RJR Nabisco                      3.6
  Allegheny Energy                 3.5
  Chrysler                         2.9
  PNC Bank                         2.8
=============================================



=============================================
            TOP 10 INDUSTRIES
            (% OF NET ASSETS)

  Real Estate Investment Trusts    14.5
  Telephones                       10.3
  Electric                         10.2
  Automobiles                       8.1
  Healthcare - Diversified          8.0
  Tobacco                           6.4
  Natural Gas                       5.4
  Banks - Money Center              3.8
  Banks - Major Regional            3.7
  Oil - Domestic Integrated         3.5
=============================================


See page 9 for a complete listing of the Portfolio of Investments in Securities.




INCOME STOCK FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 1998
(Unaudited)


ASSETS
   Investments in securities, at market value
      (identified cost of $1,771,854)                               $2,376,999
   Cash                                                                    497
   Receivables:
      Capital shares sold                                                1,561
      Dividends and interest                                             6,672
      Securities sold                                                      522
                                                                    ----------
         Total assets                                                2,386,251
                                                                    ----------


LIABILITIES
   Securities purchased                                                 10,392
   Capital shares redeemed                                                 806
   USAA Investment Management Company                                      998
   USAA Transfer Agency Company                                            229
   Accounts payable and accrued expenses                                   166
                                                                    ----------
         Total liabilities                                              12,591
                                                                    ----------
            Net assets applicable to capital shares outstanding     $2,373,660
                                                                    ==========


REPRESENTED BY:
   Paid-in capital                                                  $1,760,361
   Accumulated undistributed net investment income                       5,196
   Accumulated net realized gain on investments                          2,958
   Net unrealized appreciation of investments                          605,145
                                                                    ----------
            Net assets applicable to capital shares outstanding     $2,373,660
                                                                    ==========
   Capital shares outstanding                                          123,448
                                                                    ==========
   Net asset value, redemption price, and offering price per share  $    19.23
                                                                    ==========

See accompanying notes to financial statements.




INCOME STOCK FUND
PORTFOLIO OF INVESTMENTS IN SECURITIES

January 31, 1998
(Unaudited)


                                    Market
  Number                            Value
of Shares       Security            (000)
---------       --------            -----

         COMMON STOCKS (82.5%)
          Automobiles (8.1%)
2,000,000 Chrysler Corp.          $  69,625
2,400,000 Ford Motor Co.            122,400
-------------------------------------------
                                    192,025
-------------------------------------------
          Banks - Major Regional (3.7%)
  277,000 Fleet Financial Group,
            Inc.                     19,840
1,300,000 PNC Bank Corp.             67,031
-------------------------------------------
                                     86,871
-------------------------------------------
          Banks - Money Center (3.8%)
  875,000 Bankers Trust
            New York Corp.           91,273
-------------------------------------------
          Chemicals (2.0%)
1,881,760 Lyondell
            Petrochemical Co.        47,985
-------------------------------------------
          Chemicals - Diversified (1.1%)
  600,000 B.F. Goodrich Co.          25,163
-------------------------------------------
          Electric (10.2%)
2,700,000 Allegheny Energy, Inc.     82,688
  400,000 Central Hudson
            Gas & Electric Corp.     15,925
1,000,000 Houston Industries, Inc.   26,125
1,100,000 IES Industries, Inc.       40,356
  622,750 New Century Energies,
            Inc.                     28,374
1,200,000 Texas Utilities Co.        49,350
-------------------------------------------
                                    242,818
-------------------------------------------
          Healthcare - Diversified (8.0%)
  900,000 American Home
            Products Corp.           85,894
1,050,000 Bristol-Myers Squibb Co.  104,672
-------------------------------------------
                                    190,566
-------------------------------------------
          Machinery - Diversified (1.3%)
  600,000 Deere & Co.                31,650
-------------------------------------------
          Natural Gas (5.4%)
1,383,600 National Fuel Gas Co.      63,645
1,390,500 NICOR, Inc.                55,968
  242,800 Peoples Energy Corp.        9,166
-------------------------------------------
                                    128,779
-------------------------------------------
          Oil - Domestic Integrated (3.5%)
  600,000 Atlantic Richfield Co.     44,625
1,500,000 Occidental Petroleum
            Corp.                    38,250
-------------------------------------------
                                     82,875
-------------------------------------------
          Oil - International
           Integrated (2.4%)
1,100,000 Texaco, Inc.               57,269
-------------------------------------------
          Real Estate Investment
           Trusts (14.5%)
  610,000 Arden Realty Group, Inc.   17,233
  400,000 Avalon Properties, Inc.    11,775
  500,000 Boston Properties, Inc.    17,781
  700,000 Brandywine Realty Trust    16,800
  990,000 Burnham Pacific
            Properties, Inc.         14,788
  275,000 Chelsea GCA Realty, Inc.   10,484
  400,000 Developers Diversified
            Realty Corp.             15,875
  395,200 Duke Realty
            Investments, Inc.         9,386
  703,150 Equity Office
            Properties Trust         21,314
  561,000 Felcor Suite Hotels, Inc.  20,932
  600,000 First Industrial
            Realty Trust, Inc.       21,525
  300,000 Gables Residential Trust    8,194
  250,000 Highwoods
            Properties, Inc.          9,047
1,200,000 Liberty Property Trust     32,550
  400,000 Mack California
           Reality Corp.             16,125
  400,000 Mills Corp.                10,250
  510,007 Patriot American
           Hospitality, Inc.         13,069
  350,000 Post Properties, Inc.      13,453
  600,000 Prentiss Properties Trust  16,350
  605,000 Shurgard Storage
            Centers, Inc.            17,280
  400,000 Storage USA, Inc.          15,625
  266,629 United Dominion
            Realty Trust, Inc.        3,700
  325,000 Weeks Corp.                10,136
-------------------------------------------
                                    343,672
-------------------------------------------
          Telecommunications -
           Long Distance (1.8%)
  700,000 Sprint Corp.               41,563
-------------------------------------------
          Telephones (10.3%)
  960,000 Bell Atlantic Corp.        88,860
1,800,000 GTE Corp.                  98,212
1,200,000 US West
            Communications Group     57,750
-------------------------------------------
                                    244,822
-------------------------------------------
          Tobacco (6.4%)
1,600,000 Philip Morris
            Companies, Inc.          66,400
2,700,000 RJR Nabisco
            Holdings Corp.           85,050
-------------------------------------------
                                    151,450
-------------------------------------------
Total common stocks
  (cost: $1,373,020)              1,958,781
-------------------------------------------
          PREFERRED STOCKS (13.0%)
          Computer Software
            & Service (2.6%)
1,325,000 Unisys Corp. depositary
            shares "A", $3.75
            cumulative convertible   61,447
-------------------------------------------
          Healthcare - Specialized
            Services (0.8%)
1,500,000 Medpartners, Inc. 6.50%
            cumulative convertible   20,062
-------------------------------------------
          Insurance - Life/Health (2.4%)
  750,000 Aetna, Inc., Class C, 6.25%
            cumulative convertible   56,766
-------------------------------------------
          Iron & Steel (0.5%)
  250,000 USX Corp., 6.50%
            cumulative convertible   12,047
-------------------------------------------
          Oil & Gas -
            Refining/Manufacturing (2.2%)
1,525,000 Sun Company, Inc.
            depositary shares "A",
            $1.80 cumulative
            convertible              53,184
-------------------------------------------
          Photography - Imaging (1.1%)
  350,000 IKON Office Solutions, Inc.
            depositary shares "BB",
            6.50% cumulative
            convertible              25,572
-------------------------------------------
          Publishing/Newspapers (0.5%)
1,000,000 Hollinger International,
            Inc., PRIDES, 9.75%,
            cumulative convertible   12,625
-------------------------------------------
          Telecommunications -
            Cellular/Wireless (1.6%)
1,000,000 AirTouch Communications,
            Inc., Class B, 6.00%
            cumulative convertible   37,500
-------------------------------------------
          Waste Management (1.3%)
  950,000 Browning-Ferris
            Industries, Inc., 7.25%
            automatic exchangeable   30,697
-------------------------------------------

Total preferred stocks
  (cost: $294,002)                  309,900
-------------------------------------------


Principal                            Market
 Amount                               Value
 (000)           Security             (000)
---------        --------             -----
           CONVERTIBLE BONDS (2.7%)
$ 15,000 Continental Airlines, Inc.,
          6.75%, 4/15/06          $  24,450
  20,000 Quantum Corp.,
          7.00%, 8/01/04             19,475
  20,000 Micron Technology, Inc.,
          7.00%, 7/01/04             19,875
-------------------------------------------

Total bonds (cost: $60,314)          63,800
-------------------------------------------

            SHORT-TERM (1.9%)
         Commercial Paper
  44,532 Household Finance Corp.,
          5.60%, 2/02/98
          (cost: $44,518)            44,518
-------------------------------------------

Total investments (cost:
   $1,771,854)                  $ 2,376,999
===========================================




INCOME STOCK FUND
NOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

January 31, 1998
(Unaudited)


GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


See accompanying notes to financial statements.





INCOME STOCK FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 1998
(Unaudited)

Net investment income:
   Income:
      Dividends                                                       $ 50,586
      Interest                                                           2,551
                                                                      --------
         Total income                                                   53,137
                                                                      --------
   Expenses:
      Management fees                                                    5,727
      Transfer agent's fees                                              1,345
      Custodian's fees                                                     122
      Postage                                                              149
      Shareholder reporting fees                                            41
      Directors' fees                                                        2
      Registration fees                                                     87
      Professional fees                                                     18
      Other                                                                 36
                                                                      --------
         Total expenses                                                  7,527
                                                                      --------
            Net investment income                                       45,610
                                                                      --------
Net realized and unrealized gain on investments:
   Net realized gain                                                    42,316
   Change in net unrealized appreciation/depreciation                  105,075
                                                                      --------
            Net realized and unrealized gain                           147,391
                                                                      --------
Increase in net assets resulting from operations                      $193,001
                                                                      ========


See accompanying notes to financial statements.





INCOME STOCK FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 1998
and Year ended July 31, 1997
(Unaudited)

                                                       1/31/98        7/31/97
                                                       -------        -------
From operations:
   Net investment income                             $   45,610     $   91,552
   Net realized gain on investments                      42,316        111,015
   Change in net unrealized appreciation/depreciation
     of investments                                     105,075        326,818
                                                     ----------     ----------
     Increase in net assets resulting from operations   193,001        529,385
                                                     ----------     ----------
Distributions to shareholders from:
   Net investment income                                (45,274)       (89,087)
                                                     ----------     ----------
   Net realized gains                                  (118,394)       (80,728)
                                                     ----------     ----------
From capital share transactions:
   Proceeds from shares sold                            135,515        260,043
   Dividend reinvestments                               152,984        158,556
   Cost of shares redeemed                             (130,501)      (302,609)
                                                     ----------     ----------
     Increase in net assets from capital share
       transactions                                     157,998        115,990
                                                     ----------     ----------
Net increase in net assets                              187,331        475,560
Net assets:
   Beginning of period                                2,186,329      1,710,769
                                                     ----------     ----------
   End of period                                     $2,373,660     $2,186,329
                                                     ==========     ==========
Undistributed net investment income included in net
  assets:
    End of period                                    $    5,196     $    4,860
                                                     ==========     ==========
Change in shares outstanding:
   Shares sold                                            7,078         15,238
   Shares issued for dividends reinvested                 8,170          9,566
   Shares redeemed                                       (6,820)       (17,704)
                                                     ----------     ----------
      Increase in shares outstanding                      8,428          7,100
                                                     ==========     ==========
Authorized shares of $.01 par value                     135,000        135,000
                                                     ==========     ==========

See accompanying notes to financial statements.





INCOME STOCK FUND
NOTES TO FINANCIAL STATEMENTS

January 31, 1998
(Unaudited)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the Income Stock Fund (the Fund). The Fund's investment objective is current income with the prospect of increasing dividend income and the potential for capital appreciation. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets primarily in equity securities of well-established, large companies with above-average dividend yields and in real estate investment trusts (REITs).

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4.  Securities  which cannot be valued by the methods set forth  above,  and all
other assets, are valued in good faith at fair value,   using methods determined
by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 1998.


(3) DISTRIBUTIONS
Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS
Purchases and sales of securities, excluding short-term securities, for the six-month period ended January 31, 1998 were $190,366,170 and $126,223,670, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 1998 was $618,568,626 and $13,424,323, respectively.


(5) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio is carried out by USAA Investment Management Company. The Fund's management fees are computed at .50% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended January 31, 1998 was $5,512.


(6) TRANSACTIONS WITH AFFILIATES
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At January 31, 1998, the Association and its affiliates owned 3,671,121 shares (3.0%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.


(7)  FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:


                             Six-Month                                                Ten-Month
                           Period Ended                                              Period Ended     Year Ended
                            January 31,            Year Ended July 31,                 July 31,      September 30,
                                             --------------------------------
                               1998           1997        1996          1995            1994            1993
                               ----           ----        ----          ----            ----            ----

Net asset value at
   beginning of period     $    19.01   $    15.85    $   14.96     $    13.50      $    14.95      $    13.42
Net investment income             .37          .81          .77            .74             .60             .71
Net realized and
   unrealized gain (loss)         .38         3.88         1.16           1.69           (1.12)           1.62
Distributions from net
   investment income             (.20)        (.79)        (.77)          (.75)           (.74)           (.71)
Distributions of realized
   capital gains                 (.33)        (.74)        (.27)          (.22)           (.19)           (.09)
                           ----------   ----------    ---------     ----------      ----------      ----------
Net asset value at
   end of period           $    19.23   $    19.01    $   15.85     $    14.96      $    13.50      $    14.95
                           ==========   ==========    =========     ==========      ==========      ==========
Total return (%) *               8.88        31.46        13.21          18.83           (3.53)          18.05
Net assets at
   end of period (000)     $2,373,660   $2,186,329   $1,710,769     $1,408,371      $1,190,024      $1,043,686
Ratio of expenses to
   average net assets (%)         .66(a)       .68          .72            .75             .73(a)          .70
Ratio of net investment
   income to average
   net assets (%)                3.97(a)      4.73         4.84           5.34            5.25(a)         5.43
Portfolio turnover (%)           5.67        34.95        32.38          34.94           24.82           26.98
Average commission
   rate paid per share+    $    .0498   $    .0499    $   .0500


  *Assumes reinvestment of all dividend income and capital gain distributions during the period.
  +Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.




================================================================================

                                   Directors
                     Robert G. Davis, Chairman of the Board
           Michael J.C. Roth, President and Vice Chairman of the Board
                      John W. Saunders, Jr., Vice President
                               Barbara B. Dreeben
                             Howard L. Freeman, Jr.
                                 Robert L. Mason
                                Richard A. Zucker

                 Investment Adviser, Underwriter and Distributor
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288


                                 Transfer Agent
                        USAA Shareholder Account Services
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

                                    Custodian
                       State Street Bank and Trust Company
                                  P.O. Box 1713
                           Boston, Massachusetts 02105

                                  Legal Counsel
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                           Boston, Massachusetts 02109

                              Independent Auditors
                              KPMG Peat Marwick LLP
                           112 East Pecan, Suite 2400
                            San Antonio, Texas 78205



                              Telephone Assistance
                          Call toll free - Central Time
                     Monday - Friday 8:00 a.m. to 8:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.

                   For Additional Information On Mutual Funds
                    1-800-531-8181, (in San Antonio) 456-7211
                 For account servicing, exchanges or redemptions
                    1-800-531-8448, (in San Antonio) 456-7202

                        Recorded Mutual Fund Price Quotes
                        24-Hour Service (from any phone)
                    1-800-531-8066, (in San Antonio) 498-8066

                            Mutual Fund Touchline(Registered Trademark)
                          (from Touchtone phones only)
              For account balance, last transaction or fund prices
                    1-800-531-8777, (in San Antonio) 498-8777

================================================================================